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                                                                      EXHIBIT 24

                               EXXON CORPORATION
                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints T. P. Townsend, Edgar A. Robinson and W. B. Cook, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her own name, place and stead, in any and all capacities to sign a Registration Statement on form S-3 to be filed with the Securities and Exchange Commission with respect to Shares of common stock of Exxon Corporation offered and sold in connection with the corporation's Shareholder Investment Program and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause be done by virtue hereof.

                SIGNATURE                                      TITLE                              DATE
------------------------------------------  --------------------------------------------   -------------------

                    *                       Chairman of the Board (Principal Executive        February 20, 1997
 .........................................    Officer)
             (LEE R. RAYMOND)

                    *                       Director                                          February 20, 1997
 .........................................
           (MICHAEL J. BOSKIN)

                    *                       Director                                          February 20, 1997
 .........................................
           (D. WAYNE CALLOWAY)

                    *                       Director                                          February 20, 1997
 .........................................
                (JESS HAY)

                    *                       Director                                          February 20, 1997
 .........................................
           (JAMES R. HOUGHTON)

                    *                       Director                                          February 20, 1997
 .........................................
           (WILLIAM R. HOWELL)

                    *                       Director                                          February 20, 1997
 .........................................
          (PHILIP E. LIPPINCOTT)

                    *                       Director                                          February 20, 1997
 .........................................
           (HARRY J. LONGWELL)

                    *                       Director                                          February 20, 1997
 .........................................
         (MARILYN CARLSON NELSON)

                    *                       Director                                          February 20, 1997
 .........................................
           (ROBERT E. WILHELM)


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
                SIGNATURE                                      TITLE                              DATE
------------------------------------------  --------------------------------------------   -------------------

            EDGAR A. ROBINSON               Treasurer (Principal Financial Officer)         February 20, 1997
 .........................................
           (EDGAR A. ROBINSON)

                    *                       Controller (Principal Accounting Officer)       February 20, 1997
 .........................................
               (W. B. COOK)

      *By     /s/ EDGAR A. ROBINSON
 .........................................
           (EDGAR A. ROBINSON)
             ATTORNEY-IN-FACT

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